FIRST AMERICAN INVESTMENT FUNDS, INC.

INTERNATIONAL FUNDS

Supplement Dated October 13, 2000
To Prospectus Dated January 31, 2000

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED JANUARY 31, 2000. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-637-2548.

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On September 15, 2000, shareholders of the International Index Fund approved a merger of the fund into the International Fund. A Registration Statement on Form N-14 was filed with the Securities and Exchange Commission on July 3, 2000 and became effective on August 2, 2000. Proxy materials providing information about the merger were sent to shareholders of record as of July 19, 2000.

The merger closed at the end of business on October 13, 2000. The International Fund acquired all the assets and assumed all of the liabilities of the International Index Fund in exchange for shares of common stock of the International Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the International Index Fund. As a result of the transaction, each shareholder of the International Index Fund received International Fund shares of the same class that he or she held in the International Index Fund, with a net asset value equal to the net asset value of the shareholder's International Index Fund shares.

To receive additional information about this merger, you may call Investor Services at 1-800-637-2548.


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